January 15, 2004


                    DREYFUS PREMIER SELECT MIDCAP GROWTH FUND
                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 1, 2004


     THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES ANY CONTRARY INFORMATION IN THE PROSPECTUS.

     The fund considers midcap companies to be those with market capitalizations that fall within the range of the Russell Midcap Growth Index at the time of purchase.